Other Receivables and Prepayments	6 Months Ended
Jun. 30, 2023
Other Receivables And Prepayments [Abstract]
Other Receivables and Prepayments
16.
Other Receivables and Prepayments

	December 31,	June 30,
	2022	2023
	RMB’000	RMB’000
Prepayment for contract research organization ("CRO") services	18,871	16,561
Prepaid expenses (i)	2,571	8,307
Deposits (ii)	356	365
Others (iii)	1,615	22,508
	23,413	47,741

(i)
In March 2023, the Group made payments to purchase annual director and officer liability insurance. Such expenses are amortized over 1 year.
(ii)
Deposits held by CRO suppliers are refundable upon the completion of related services.
(iii)
In April 2023, the Jiangsu Taicang HIDC, and Connect SZ entered into an agreement for the Jiangsu Taicang HIDC to repurchase from Connect SZ the land use rights at the original purchase price of RMB 21.1 million (USD 2.9 million) and to terminate the Contract for Granting the Right to Use State-owned Construction Land and amend the relevant provisions of the Investment Agreement, both were previously entered into with the relevant government authorities in the PRC. In April 2023, the procedures related to the cancellation registration of the land use rights were completed. The Group reclassified the land use rights under right-of-use assets to other receivables and prepayments with the carrying amount of RMB 21.4 million (USD 2.9 million) (Note 13) and recorded the other loss of RMB 0.3 million (USD 0.04 million) (Note 8) in the six months ended June 30, 2023. In early September 2023, the Group received RMB 21.1 million (USD 2.9 million) from the Jiangsu Taicang HIDC.